Connecticut Water
Presentation to
Philadelphia Securities Association
September 30, 2008

Except for the historical statements and discussions,
some statements contained in this report constitute
“forward looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These
forward looking statements are based on current
expectations and rely on a number of assumptions
concerning future events, and are subject to a number
of uncertainties and other factors, many of which are
outside our control, that could cause actual results to
differ materially from such statements.
Forward Looking Statements

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Connecticut Water Service, Inc.
• Non-Operating Holding Company
• Two Principal Subsidiaries
 – Connecticut Water Company
 – New England Water Utility Service, Inc.

Connecticut Water Company
• Organized in 1956
• 54 Towns
• Serving 300,000
 people
• 215 Employees
• Largest Customer
 – CT Dept. of Corrections
 – <1% of Revenue

Residential
90.6%
Commercial
6.4%
Fire Protection
1.9%
Public Authority
0.7%
Industrial
0.5%
Customers by Class

CWC Service Area
2007
BUI Eastern
Service Area
 Service Area Profile
• Suburban/Rural area
• 60 customers/mile of main
• Median household income 2005 -
 2006 $60,551 (U.S. - $48,023)
• >500 community water systems
 statewide
 – 100 municipal/public authority
 – > 75% serve less than 500 people

Rates designed to recover:
• Operation & Maintenance Expenses:
 – Wages, Power, Chemicals, Benefits, Interest on
 Debt, Property & Sales Taxes - At cost
• Infrastructure Investment:
 – Water Tanks, Treatment Plants, Water Mains,
 Water Meters - At cost over depreciable life
 with a return on shareholder equity
Regulated Utility Model

Invest in Water Plant	$50.00
Capitalize 50% with Debt Capitalize 50% with Equity (1 share of CTWS)	$25.00 $25.00
10.125%* Regulatory return on equity	$2.53
* After taxes
Earnings Growth
Through Prudent Infrastructure Investment

Keys to Earnings Growth
• Timely rate relief
• Control costs
• Invest in ‘used and useful’ infrastructure
• Grow through expansion and acquisitions

EPS
$0.81
$1.06
Segment Earnings
2006 - 2007
Continuing Operations

Millions of $
$14.6
$14.1
Phase 2
$7.0
Phase 1
$7.1
Rate Case Summary
• 30.2% Increase
 Requested
• 29% Granted
• 10.125% Return of
 Equity
• Phase-in for
 Customers

EPS
$0.55
$0.40
Segment Earnings
6 months 2008

Dividend Growth

Our Strategy…

Customer Strategy
• Trust is our Foundation
 • Product Consumed
 • Water Quality is critical
 • Essential Service
 • Responsiveness & Courtesy
• Customer Satisfaction
 • Measured by CRPP
 • One increase in 15 Years
 – Phase in

World Class 85%
Customer Satisfaction

Customer Strategy
• Operational Excellence
 – Reliability & Efficiency
 – Process Improvement
 • EPA Partnership Award
 – Over $160M Invested (1991-06)
 – Over $18.5M Invested in 2007

Employee Strategy
• Based on Building Trust
• Team & Service Oriented
• Professionals
• Employee Satisfaction
 – Honesty, Trust & Respect
 – Communication
 – Leadership

Our Strategy

Shareholder Strategy
• Consistent Financial Performance
• Strong Dividend Yield
 – 3.5% Yield (2007 Best in Industry)
• High Earnings Quality
 – Revenues: 90 % Water / 10 % Services & Rentals
 – Earnings: 65 - 100 % Water
• Strong Balance Sheet
• Conservative Financial Management

Growth Strategy
• Invest in Water Infrastructure
 – Timely recovery (24 - 36 months)
 • New Water Infrastructure & Conservation
 Adjustment
• Acquisitions - Water & Wastewater
• Expand Services Business

(Millions)
Investing in Infrastructure -
Capital Expenditures

2007/2008 Acquisitions
•  Ellington Acres Company
 – 750 customers
 – $1.495 million
 – Announced July 2008
 – Application filed with DPUC, decision expected in late 2008 /
 early 2009
• Birmingham Utilities - Eastern CT
 –  2,500 customers
 –  H2O Services, Inc. (50 contract operations)
 –  $3.5 million cash for $9 million of rate base
 –  Closed January 2008
• Hilldale Park - 55 customers - November 2007
• Avery Heights - 216 customers - March 2007

Customer Growth

New England Water Utility
Services, Inc.
• Established in 1999
• Water & Wastewater
 – 109 clients throughout
 Southern New England
 – Linebacker® Service Line
 Protection Program

Residential
customers enrolled
* Enrollment fee increased 7.5% in 3rd Q
2007
2006*
2005
2004
2008
Linebacker®
Service Line Protection
Renewal Rate
>90%

UConn Partnership
• Management of University’s Water
 Systems
• 2 Year Agreement
 – Option for 2 one-year
  renewals
 – Valued at $1.75 M if
  extended
• Build Brand

Connecticut Water
• S&P Quality Ranking
 – Only one of 3 water utilities rated ‘above average’
 – High dividend yield
• 39 Years of increasing dividend payments
• 52 Years of Paying Quarterly Dividends without
 interruption or reduction
• Selected as one of America’s Finest Companies
 by Staton Institute in 2007
 – One of 318 Companies (out of 19,000)

• Employees
• Shareholders
We Serve…
• Customers

Connecticut Water Thanks You!
Your Questions & Feedback…